U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 1, 2003


                        Commission File Number: 001-13217

                    THE ORLANDO PREDATORS ENTERTAINMENT, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Florida                                     91-1796903
 -------------------------------          --------------------------------------
 (State or Other Jurisdiction of         (I.R.S. Employer Identification Number)
 Incorporation or Organization)

                               4901 Vineland Road
                                    Suite 150
                             Orlando, Florida 32811
                     --------------------------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number: (407) 648-4444

                           741 Front Street Suite 140
                           Celebration, Florida 34747
                           --------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Information

     On February 1, 2003 Dave Berryman resigned as President and Chief Operating Officer.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Orlando Predators Entertainment, Inc.
                                                   (Registrant)

                                           By: /s/ Keli Davis
                                               ---------------------------------
                                          Keli Davis, Chief Financial Officer

Dated:  February 14, 2003